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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Equidyne Corporation (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery B. Weinress, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 24, 2002                           /s/  Jeffery B. Weinress
                                                  ------------------------
                                                  Jeffery B. Weinress
                                                  Chief Financial Officer